Exhibit 10.22

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SEED CAPITAL LOAN NOTE

$300,000.00	Date: October 26, 2012

FOR VALUE RECEIVED, the undersigned, SUN BIOPHARMA, INC., a Delaware corporation (“Maker”) promises to pay to the order of INSTITUTE FOR COMMERCIALIZATION OF PUBLIC RESEARCH, INC., a Florida not for profit corporation (“Lender”) or order, without setoff, deduction, or counterclaim of any kind or nature, at 3701 FAU Boulevard, Suite 210, Boca Raton, FL 33431 or at such other place as Lender may designate in writing, the principal sum of THREE HUNDRED THOUSAND DOLLARS AND 00/100 ($300,000.00), or so much thereof as is from time to time advanced and/or disbursed pursuant to the Seed Capital Loan Agreement between Maker and Lender dated October 26, 2012 (the “Loan Agreement”), if any, together with interest thereon at the Interest Rate as hereinafter defined, together with all other monies due Lender hereunder, in lawful money of the United States, which shall be legal tender at the time of said payment of the principal and interest and all other monies due Lender hereunder, which shall be payable in accordance with the terms and conditions as set forth below.

Capitalized terms used in this Note without definition which are defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement.

1.     TERM/MATURITY DATE. The term of this Seed Capital Loan Note shall commence from the date of this Note (“Term”) ending on the earliest to occur of the following events:

a) the date on which a Mandatory Prepayment Event has occurred or has been deemed to have occurred; or

b) five years from the date of this first advance of any Loan Amount under the Loan Agreement, which was October 26, 2017 (the “Maturity Date”).

On the Maturity Date, all unpaid principal and accrued interest and any other monies outstanding (including but not limited to outstanding charges and costs) shall be due and payable, except as otherwise agreed to by Lender.

2.     INTEREST RATE.

The interest rate (“Interest Rate”) during the Term shall be a fixed interest rate of                      percent (      %) per annum, which is 2.5% plus the effective interest rate on the 10-year US Treasury Bond as of the date of the first advance of the Loan Amount pursuant to the Loan Agreement. The Interest Rate and all interest accrued on the principal shall be calculated on a three hundred five (365) day year, actual number of days elapsed.

3.     NO PAYMENTS UNTIL MATURITY DATE.     Maker shall not be required to make payments of principal or interest until the Maturity Date, at which time all unpaid principal, interest, advances, costs, fees and expenses shall be due and payable. All such payments shall be made to the address of Lender set forth above, unless Lender designates in writing to Maker such other place to make payments, which designation or designations may occur at any time. Notwithstanding the foregoing, the Maker may be required to pay the principal of, and interest on, this Note prior to the Maturity Date upon the occurrence of an Event of Default or a Mandatory Repayment Event, as more particularly specified herein and in the Loan Agreement.

4.      MANDATORY REPAYMENT EVENT.

Upon the occurrence of a Mandatory Repayment Event, all principal and interest due hereunder shall become immediately due and payable, except for the extended payment terms permitted in the case of the occurrence of a Mandatory Repayment Event described in subparagraph (d) of the definition of Mandatory Repayment Event in the Loan Agreement.

4.     LOAN AGREEMENT.     This Note shall be governed by and construed in accordance with the Loan Agreement. The Maker (among other things) has executed other loan documents for Lender’s benefit, all of which other loan documents are collectively referred to as “Other Loan Documents”).

5.     EVENTS OF DEFAULT. The happening of any of the Events of Default set forth in the Loan Agreement shall constitute an “Event of Default” hereunder. Any Event of Default shall entitle Lender to exercise any and all remedies at law and/or in equity, as well as those set forth in this Note and the Loan Agreement.

6.     REMEDIES AND ACCELERATION. If an Event of Default shall occur hereunder, then Lender may pursue all remedies provided Lender under this Note and/or under any of the Other Loan Documents available at law and/or in equity, which remedies are cumulative and concurrent and may be exercised singularly, jointly, concurrently or successively and as often as said occasion shall occur. In addition, if an Event of Default shall occur hereunder, at Lender’s option, Lender may declare immediately due and payable the entire unpaid principal sum and any late charges then remaining unpaid and accrued interest without notice or demand, and said amount due and payable shall bear interest thereon from such date at the Default Rate (as defined hereafter), from time to time. In the Event of Default hereunder, Lender may also declare any and all other Liabilities and or obligations of any Maker and/or Obligor, as hereinafter defined, due and payable.

7.     DEFAULT RATE. Upon an Event of Default, this Note, the Liabilities and all sums due hereunder shall bear interest from the date when due (without any prior notice from Lender to Maker or any Obligor), whether by lapse of time or upon acceleration, at the Default Rate (as hereinafter defined) until paid. The Default Rate (“Default Rate”) shall be a rate of interest equal to the highest rate allowed by law.

8.     INTEREST LIMITATION. Notwithstanding anything contained in this Note or any Other Loan Documents to the contrary, in no event shall the Interest Rate and/or amount of interest to accrue, including any interest to accrue at the Default Rate, together with all amounts reserved, charged, or taken by Lender as compensation for fees, services, charges or expenses incidental to the making, negotiation or collection of the loan evidenced hereby, which are deemed to be interest under applicable law, exceed the maximum rate of interest on the unpaid principal balance hereof allowed from time to time by applicable law. If the Interest Rate shall exceed the maximum rate permitted by law, then the Interest Rate shall be deemed automatically reduced to the highest rate permitted by law. If any sum is collected in excess of the applicable maximum rate of interest, the excess sum collected shall be applied to reduce the principal debt or be refunded to Maker, at Lender’s option. It is expressly acknowledged and agreed by the Maker that any Interest Rate charged herein and/or the Default Rate of interest is not intended to exceed the maximum rate permitted by law.

9.     ATTORNEYS’ FEES. All parties liable for the payment of this Note agree to pay the Lender in addition to the principal and interest due and payable herein, all paralegal fees, attorneys’ fees and costs, whether or not an action be brought, for the services of counsel (whether before or after maturity or before or after any Event of Default hereunder) to collect under this Note any principal or interest due or any other monies due Lender hereunder, or whether before or after maturity or Event of Default hereunder or to enforce the performance of any other agreement contained in this Note and/or the Other Loan Documents, including, but not limited to costs, environmental study fees, title search fees, paralegal fees and attorneys’ fees, costs on any pretrial, trial, or appellate proceedings, or in any proceedings under the United States Bankruptcy Code or in any post judgment proceedings, any sale costs, advertising costs and all other costs incurred.

10.     WAIVER AND CONSENT. Maker and each Obligor (defined to include jointly and severally each Maker, any party who executes the Note, any endorsers of this Note, sureties, all others who are or have been liable for any obligation evidenced and/or secured herein, and/or under the Other Loan Documents, and all of the foregoing parties, successors, heirs and assigns) does hereby, jointly and severally: (i) waive demand, presentment, protest, notice of demand, notice of presentment, notice of protest, notice of acceptance, notice of acceleration, notice of Event of Default, notices of any nature, including, but not limited to, notice of maturity and dishonor and nonpayment of this Note, and any other notice or further requirement necessary to hold each of them liable for payment; (ii) waive any right to immunity from any given action; (iii) consent to any forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Lender to secure payment of this Note; (iv) agree that the Lender may extend, modify or postpone the time and manner of payment and performance of this Note and any instrument securing this Note; (v) agree Lender may grant forbearance and may release, wholly or partially, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; (vi) agree that Lender may in its sole and absolute discretion seek recourse against any party responsible for any Liabilities without seeking recourse against any other such party; (vii) agree that any partial payment accepted by Lender (including any acceptance of any endorsed payment) shall never operate as satisfaction and/or an accord of the entire payment that is due or to be due; (viii) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument or under any of the Other Loan Documents shall impair or be prejudicial to any of the Lender’s rights and remedies hereunder or to the enforcement hereof or under the Other Loan Documents; (ix) waives all requirements necessary to hold that party to the liability of that party; (x) waive any “venue privilege” and/or “diversity of citizenship privilege” which they have now or have in the future, and do hereby specifically agree, notwithstanding the provision of any state or federal law to the contrary, that the venue for the enforcement, construction or interpretation of this Note shall be the County Court, Circuit Court or Federal Court hereinafter provided and they do hereby specifically waive the right to sue or be sued in the court of any other county, any court in any other state or country or in any federal court, or in any state or federal administrative tribunal, and they further submit to the jurisdiction hereinafter provided; (xi) consent to any and all renewals in the time of payment hereof if agreed in writing by Lender; (xii) agree that at any time and from time to time, the terms of payment herein may be modified by signed agreement by Maker and Lender, without in any way affecting the liability of any party to this instrument or any person liable or to become liable with respect to any indebtedness evidenced hereby and without any notice to said party; (xiii) agree that the dissolution or merger or consolidation or termination of the existence of any Maker that is a business entity (or if any person controlling such Maker shall take any action authorizing or leading to the same) shall, at Lender’s option, which option may be exercised then or at any time thereafter, result in the Note (and all principal and interest and any other monies due hereunder) being then due and payable in full, same further constituting an Event of Default hereunder; (xiii) agree that no provision of this Note shall limit Lender’s right to serve legal process in any other manner permitted by applicable law or to bring any such action or proceeding in any other competent jurisdiction; and (xiv) waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or any guaranty hereof, or any agreement to pay the same, or any and all obligations or liabilities arising out of or in connection with this Note, and the right to claim any set-off, counterclaim or deduction, to the fullest extent permitted by applicable law.

11.     DOCUMENTARY STAMPS AND OTHER CHARGES. Documentary stamps or such other charges relative to this Note in the amount required by Florida Law have been purchased and affixed to this Note. However, if it is later determined that additional documentary stamps, intangible taxes or other such charges relative to this Note are required to be paid, Maker shall pay the same immediately upon notice from Lender. Maker further agrees to pay all filing fees, intangible taxes, or other taxes which may apply to this Note. Maker agrees to indemnify and hold Lender harmless from and against any liability, costs, attorney’s fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. Maker agrees to pay on demand, and to indemnify and hold Lender harmless from and against, any and all present or future taxes, levies, imposts, deductions, charges and withholdings imposed in connection with the Note by the laws or governmental authorities of any jurisdiction other than the State of Florida or the United States of America, and all payments to Lender under this Note shall be made free and clear thereof and without deduction therefor.

12.     MISCELLANEOUS.

A.     The term “Maker” or “Obligor” or “Borrower”, as used herein, in every instance shall include the Maker’s, Obligor’s and Borrower’s heirs, executors, administrators, legal representatives, successors and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.

B.     The term “Lender” shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note, the term “person” means any individual, firm, corporation, trust or other organization or association or other enterprise. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate.

C.     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

D.     All payments made on the indebtedness evidenced by this Note shall be applied first to repayment of monies paid or advanced by Lender on behalf of the Maker in accordance with the terms of the Note or under any of the Other Loan Documents, and thereafter shall be applied to payment of any attorneys’ fees and costs incurred by Lender herein or under any of the Other Loan Documents including, but not limited to, those set forth under paragraph 9 herein, then to payment of accrued interest and any other outstanding charges under this Note or under any of the Other Loan Documents, and lastly to payment of principal.

E.     This Note is executed under seal and constitutes a contract under the laws of the State of Florida and shall be governed by construed and enforceable in accordance with the laws of the State of Florida, and shall further be enforceable in a court of competent jurisdiction in that state, regardless of in which state this Note is being executed. Jurisdiction for any legal action arising out of this Note shall lie in Palm Beach County, Florida or the U. S. District Court for the Southern District of Florida.

F.     The headings of the paragraphs contained in this Note are for convenience of reference only and do not form part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

G.     No extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or made by agreement between Lender and any person or party shall release, discharge, modify, change or affect the liability of Maker under this Note. Lender shall not be deemed by any act or omission or commission to have waived any of its rights or remedies hereunder.

H.     Any provision of this Note or the Other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions (including the remaining provision set forth in the same section or paragraph containing the prohibited or unenforceable provision) hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent that Maker or any Obligor may lawfully waive any law that would otherwise invalidate any provision of this Note, each of them hereby waives the same, to the extent that this Note shall be valid and binding and enforceable against each of them in accordance with all its terms.

I.     Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

J.     Time shall be of the essence with respect to the terms of this Note. Maker shall receive immediate credit on payments if made in immediately available funds; otherwise, said payments shall be credited after clearance. Except as otherwise required by the provisions of this Note or any of the Other Loan Documents, any notice required to be given to any Maker shall be deemed sufficient if made personally or if mailed, postage prepaid, to such Maker’s address as it appears in the Purchase Agreement (or, if none appears, to any address for such Maker then registered in Lender’s records). All of the terms of this Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Maker and each Obligor and their respective administrators, heirs, successors and assigns, jointly and severally.

K.     Any Event of Default under the terms of this Note or under any of the Other Loan Documents shall also constitute an Event of Default under the terms of any other note, guaranty, obligation, loan, liability, or other loan documents made payable to or held by Lender and signed, guaranteed, co-signed or endorsed by any party who is liable for repayment of this Note (including any Guarantor or Obligor) (herein called the “Other Obligations”) and a default or Event of Default under such Other Obligations shall constitute an Event of Default hereunder.

L.     This Note may be prepaid in whole or in part without penalty.

M.     MAKER HEREBY WAIVES ANY OBJECTION TO VENUE BEING IN COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA, FOR ANY DISPUTE ARISING OUT OF THIS NOTE. MAKER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE NOT TO SEEK A TRIAL BY JURY AND WAIVE ALL RIGHTS TO HAVE SAME IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS) ARISING IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS, AND THE TRANSACTIONS CONTEMPLATED THEREIN AND ALL AND ANY COMBINATION OF THE FOREGOING. MAKER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THE LOAN EVIDENCED BY THIS NOTE BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

[Signature Page Follows]

WITNESS the due execution hereof as of the date first above written.

Witnesses as to the Maker’s execution
of this Note (such witnesses not to be
deemed endorsers or makers):	SUN BIOPHARMA, INC., a Delaware
corporation

MAKER’S FEDERAL EMPLOYER ID NUMBER:	45-3731769

DOCUMENTARY STAMPS HAVE BEEN PAID ON THIS NOTE.